Derivatives	12 Months Ended
Dec. 31, 2011
Derivatives [Abstract]
Derivatives
Note 17:	Derivatives

The Bank enters into interest rate lock commitments, which are commitments to originate mortgage loans whereby the interest rate on the loan is determined prior to funding and the customers have locked into that interest rate.  The Bank had $2.9 million and $2.5 million in total notional amount of interest rate lock commitments with a fair value of $(1) and $21 at December 31, 2011 and December 31, 2010, respectively.  The Bank manages market risk on the interest rate lock commitments and mortgage loans held for sale with corresponding forward sale commitments, which are recorded at fair value with changes to fair value recorded in net gains on sales of loans held for sale.  The Bank had $8.4 million and $5.5 million in total notional amount related to these forward sale commitments with a fair value of ($2) and $21 at December 31, 2011 and December 31, 2010, respectively.  Changes in fair value are recorded in other assets or other liabilities on the consolidated balance sheet, depending on their balance.  The adjustment to net gains on mortgage loans held for sale as a result of interest rate lock commitments and forward sale commitments was $0 for December 31, 2011 and December 31, 2010, respectively.